SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                 --------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                       Date of Report: September 28, 2000
                       ----------------------------------
                        (Date of earliest event reported)


                       CITICORP MORTGAGE SECURITIES, INC.
                             (Packager and Servicer)
    (Issuer in Respect of the REMIC Pass-Through Certificates, Series 2000-3)
    -------------------------------------------------------------------------
               (Exact name of registrant as specified in charter)


   Delaware                     333-72459                     13-3408713
 ----------------------------------------------------------------------------
  (State or other juris-       (Commission                 (I.R.S. Employer
 diction of organization)       File Nos.)                Identification No.)


12855 North Outer Forty Drive, St. Louis, Missouri            63141
--------------------------------------------------          ----------
   (Address of principal executive offices)                 (Zip Code)


Registrant's Telephone Number, including area code: (314) 851-6305

--------------------------------------------------------------------------
(Former name, former address and former fiscal year, if changed since last report.)

Item 2.   Acquisition or Disposition of Assets.


                       CITICORP MORTGAGE SECURITIES, INC.
                 REMIC Pass-Through Certificates, Series 2000-3
                 ----------------------------------------------

                               September 28, 2000

                    DETAILED DESCRIPTION OF THE MORTGAGE POOL
                    -----------------------------------------
                         AND THE MORTGAGED PROPERTIES(1)
                         -------------------------------

      On September 28, 2000, Citicorp Mortgage Securities, Inc. ("CMSI") transferred to the Trustee Mortgage Loans evidenced by Mortgage Notes with an aggregate Adjusted Balance outstanding (after deducting principal payments due on or before September 1, 2000) as of September 1, 2000 of $115,018,157.70. The Mortgage Loans were delivered in exchange for the Certificates, authenticated by the Trustee, evidencing 100% of the regular interests in the Trust. Distributions on the Certificates will be made by The Bank of New York, as paying agent, by wire transfer or by such other means as the person entitled thereto and CMSI shall agree. CMSI may repurchase all Mortgage Loans remaining in the Mortgage Pool pursuant to the Pooling Agreement if at the time of repurchase the aggregate Adjusted Balance of such Mortgage Loans is less than $5,750,907.89. Information below is provided with respect to all Mortgage Loans included in the Mortgage Pool.

      The total number of Mortgage Loans as of September 1, 2000 was 319. The weighted average interest rate on the Mortgage Loans (before deduction of the servicing fee) (the "Note Rate of the Mortgage Loans") as of September 1, 2000 was 7.766%. The weighted average remaining term to stated maturity of the Mortgage Loans as of September 1, 2000 was 352.73 months. All Mortgage Loans have original maturities of at least 20 but no more than 30 years. None of the Mortgage Loans were originated prior to April 1, 1998 or after September 1, 2000. The weighted average original term to stated maturity of the Mortgage Loans as of September 1, 2000 was 359.69 months.

      None of the Mortgage Loans has a scheduled maturity later than September 1, 2030. Each Mortgage Loan has an original principal balance of not less than $200,000 nor more than $1,000,000. Mortgage Loans having an aggregate Adjusted Balance of $13,375,422 as of September 1, 2000 had loan-to-value ratios at origination in excess of 80%, but no Mortgage Loans had loan-to-value ratios in excess of 95%. The weighted average loan-to-value ratio at origination of the Mortgage Loans as of September 1, 2000 was 76.4%. No more than $2,005,614 of the Mortgage Loans are secured by Mortgaged Properties located in any one zip code. All of the Mortgage Loans are secured by Mortgaged Properties determined by CitiMortgage, Inc. to be the primary residence of the borrower ("homeowner"). The sole basis for such determination is either (a) a representation by the homeowner at origination of the Mortgage Loan that the

--------

1 Capitalized terms used herein and not otherwise defined have the meaning assigned thereto in the Prospectus dated September 25, 2000 (consisting of a prospectus Supplement dated September 25, 2000 and a Core Prospectus dated September 25, 2000), relating to the REMIC Pass-Through Certificates, Series 2000-3.

underlying property will be used for a period of at least 6 months every year or that he intends to use the underlying property as his or her primary residence, or (b) that the address of the underlying property is the homeowner's mailing address as reflected in Originator's records. None of the Mortgage Loans are secured by investment properties.

      At least 53%(2) of the Mortgage Loans will be Mortgage Loans originated using loan underwriting policies which require, among other things, proof of income and liquid assets and telephone verification of employment, or are refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. No more than 47% of the Mortgage Loans will be Mortgage Loans originated using a loan underwriting policy, which among other things, requires verification of employment and may require proof of liquid assets, but does not require verification of income as stated on the loan application. No more than 1% of the Mortgage Loans will be refinanced Mortgage Loans originated using alternative or streamlined underwriting policies. See "Mortgage loan underwriting" in the Prospectus.

      All of the Mortgage Loans which had loan-to-value ratios greater than 80% at origination had primary mortgage insurance as of such date. In the case of the Mortgage Loans for which Additional Collateral (as defined in the Pooling Agreement) was pledged, taken as a group:

      (1) the number of such loans is 3;

      (2) such loans have an aggregate Adjusted Balance of $1,621,752;

      (3) the weighted average loan-to-value ratio of such loans, taking into account the loanable value of the additional pledged collateral, is 80% and

      (4) the weighted average loan-to-value ratio of such loans, without taking into account the loanable value of the additional pledged collateral, is 100%.

      Discount Mortgage Loans will consist of Mortgage Loans with Net Note Rates ("NNRs") less than 7.00%. Premium Mortgage Loans will consist of Mortgage Loans with NNRs greater than or equal to 7.00%. The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Discount Mortgage Loans was $9,899,604.53. The weighted average Note Rate of the Discount Mortgage Loans, as of the Cut-off Date, was 6.7618572213%. The weighted average remaining term to stated maturity of the Discount Mortgage Loans, as of the Cut-off Date, was 346.21.

      The Premium Mortgage Loans whose first scheduled payment date was on or before April 1, 2000 are "Older Premium Mortgage Loans" and the Premium Mortgage Loans whose first scheduled payment date was after April 1, 2000 are "Younger Premium Mortgage Loans". The aggregate Adjusted Balance outstanding as of the Cut-off Date of the Older Premium Mortgage Loans and the Younger Premium Mortgage Loans was $61,358,812.63 and $43,759,740.54, respectively. The weighted average Note Rate of the Older Premium Mortgage Loans and the Younger Premium Mortgage Loans, as of the Cut-off Date, was 7.7082368723% and 8.0748536241%, respectively. The weighted average remaining term to stated maturity of the Older Premium Mortgage Loans and the Younger Premium Mortgage Loans, as of the Cut-off Date, was 350.80 months and 356.91 months, respectively.

--------

2 Such Percentages are expressed as a percentage of the aggregate Adjusted Balance of the Mortgage Loans having such characteristics relative to the Adjusted Balance of all Mortgage Loans.

      The Special Hazard Loss Amount as of September 1, 2000 was $1,989,148.58.

      The Fraud Loss Amount as of September 1, 2000 was $1,150,181.58.

      The Bankruptcy Loss Amount as of September 1, 2000  was $100,000.00.

      The aggregate Initial Principal Amount of the Class A Certificates as of September 1, 2000 was $111,855,045.78.

      The aggregate Initial Principal Amount of the Class M Certificates as of September 1, 2000 was $1,840,000.00.

      The aggregate Initial Principal Amount of the Class B-1 Certificates as of September 1, 2000 was $460,000.00.

      The aggregate Initial Principal Amount of the Class B-2 Certificates as of September 1, 2000 was $288,000.00.

      The aggregate Initial Principal Amount of the Class B-3 Certificates as of September 1, 2000 was $287,000.00

      The aggregate Initial Principal Amount of the Class B-4 Certificates as of September 1, 2000 was $115,000.00.

      The aggregate Initial Principal Amount of the Class B-5 Certificates as of September 1, 2000 was $173,111.92.

      The Subordinated Certificate Percentage is 2.750097883023%*

      The Class M Subordination Percentage is 1.150350472011%.*

      The Class B-1 Subordination Percentage is 0.750413619258%.*

      The Class B-2 Subordination Percentage is 0.500018372317%.*

      The Class B-3 Subordination Percentage is 0.250492553317%.*

      The Class B-4 Subordination Percentage is 0.150508340129%.*


--------

* Equal to the Initial Principal Amount thereof divided by the aggregate Adjusted Balance of the Mortgage Loans.

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                            CITICORP MORTGAGE SECURITIES, INC.
                                            (Registrant)

                                            By: /s/ Howard Darmstadter
                                               -------------------------
                                                    Howard Darmstadter
                                                    Assistant Secretary


Dated: September 28, 2000